                       UNAUDITED PROFORMA FINANCIAL DATA

        The following unaudited pro forma balance sheet as of January 31, 1997 reflects the historical financial position of Bio-Plexus adjusted to reflect the pro forma adjustments described in the Notes following this proforma financial data.

        The pro forma data are not necessarily indicative of the results that would have occurred if the transactions had taken place on the dates assumed or that may occur in the future.


                                                                Exhibit 99.2

                                BIO-PLEXUS, INC.
                        PROFORMA CONDENSED BALANCE SHEET
                                  (Unaudited)


                                                         Historical                                  Proforma
                                                         January 31,            Proforma            January 31,
                                                             1997              Adjustments             1997
                                                         ----------            -----------         ------------
ASSETS
Current assets:
  Cash and cash equivalents                              $  2,775,000           $   250,000(b)    $   3,025,000
  Accounts receivable                                         712,000                                   712,000
  Inventories
    Raw materials                                           1,254,000                                 1,254,000
    Work-in-process                                           278,000                                   278,000
    Finished goods                                            270,000                                   270,000
                                                         ------------                             -------------
                                                            1,802,000                                 1,802,000
                                                         ------------                             -------------
  Other current assets                                        285,000                                   285,000
                                                         ------------           ----------        -------------
    Total current assets                                    5,574,000           $  250,000            5,824,000
                                                         ------------           ----------        -------------

Fixed assets, net                                           8,443,000                                 8,443,000

Deferred debt financing expenses                              157,000                                   157,000
Patents, net of amortization                                   54,000                                    54,000
Other assets                                                  302,000                                   302,000
                                                         ------------           ----------        -------------
                                                         $ 14,530,000           $  250,000        $  14,780,000
                                                         ============           ==========        =============

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
  Current portion of long-term debt                      $  3,223,000           $ (728,000)(a)    $   2,495,000
  Accounts payable and accrued expenses                     1,558,000              175,000 (a)        1,733,000
  Accrued interest payable                                     49,000                                    49,000
  Accrued employee costs                                      307,000                                   307,000
                                                         ------------           ----------        -------------
    Total current liabilities                               5,137,000             (553,000)          4,584,000
                                                         ------------           ----------        -------------

CII debt, net                                                 137,000                                   137,000
Other long-term debt, net                                   7,104,000           (1,179,000)(a)        5,925,000
Other long-term liabilities                                 1,400,000                                 1,400,000
Accrued financing expense - CII debt                          550,000             (550,000)(c)                0
Redeemable Class A common stock                                20,000                                    20,000
Redeemable common stock warrants                              149,000                                   149,000

Shareholders' equity
  Common stock, no par value, 12,000,000 authorized,
  7,046,552 and 6,568,938 shares issued and
  outstanding                                              47,186,000            3,192,000 (a,b,c)  50,378,000
  Deficit accumulated during the development stage        (47,153,000)            (660,000)        (47,813,000
                                                         ------------           ----------        ------------
    Total shareholders' equity                                 33,000            2,532,000           2,565,000
                                                         ------------           ----------        ------------
                                                         $ 14,530,000           $  250,000        $ 14,780,000
                                                         ============           ==========        ============

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                                                                   EXHIBIT 99.2

Footnotes to January 31, 1997 ProForma Balance Sheet

      BIO-PLEXUS, INC. - Summary of ProForma Adjustments to Net Tangible Assets between January 31, 1997 and February 27, 1997.

    (a)  Debt to Equity conversions
         through February 26, 1997                                            $1,731,856

    (b)  Warrant Exercise by Warrant
         holder on February 1, 1997                                             $250,000

    (c)  Decrease in accrued financing
         expense on February 11, 1997
         resulting from conversion of
         Royalty contract to equity                                             $550,000
                                                                              ----------


                                               Total ProForma Adjustments     $2,531,856
                                                                              ==========